UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  October 25, 2005



                      AMLI RESIDENTIAL PROPERTIES TRUST
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


                                  Maryland
               ----------------------------------------------
               (State or other jurisdiction of incorporation)


             1-12784                              36-3925916
     ------------------------        ------------------------------------
     (Commission file number)        (I.R.S. Employer Identification No.)


125 South Wacker Drive, Suite 3100,
         Chicago, Illinois                           60606
----------------------------------------          ----------
(Address of principal executive offices)          (Zip code)


                               (312) 443-1477
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


                                     N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))



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


ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The information, including the exhibits attached hereto, in this current report on Form 8-K is being "furnished" and will not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report will not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as we may otherwise expressly state in any such filing.

      On October 25, 2005 AMLI Residential Properties Trust issued a press release reporting on its financial results for the three and nine months ended September 30, 2005. A copy of the press release is attached as
Exhibit 99.1 to this current report on Form 8-K.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            99.1 Press Release, dated October 25, 2005 incorporated herein by reference.

            99.2  Third Quarter 2005 Supplemental Operating and Financial
                  Data.










































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


                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMLI RESIDENTIAL PROPERTIES TRUST




Dated:  October 25, 2005      By:   /s/ ROBERT J. CHAPMAN
                                    -----------------------------
                                    Robert J. Chapman
                                    Chief Financial Officer





















































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


                                EXHIBIT INDEX


EXHIBIT
  NO.      DESCRIPTION
------     -----------

99.1 Press Release, dated October 25, 2005 incorporated herein by reference.

99.2       Third Quarter 2005 Supplemental Operating and
           Financial Data.


























































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